UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2006

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1

Item 1.01  Entry into a Material Definitive Agreement

On July 19, 2006, Occidental Petroleum Corporation awarded Target Performance-Based Restricted Share Units with payout based on the attainment of a minimum Return on Equity at the end of a three year Performance Period. The awards provide for the payout of from 0% to 200% of the Target Performance-Based Restricted Share Units as specified in Exhibit 1 to the form of grant agreement. The form of grant agreement is filed as Exhibit 10.1 to this Form 8-K. During the Performance Period, the recipients accrue dividend equivalents on the Target Performance-Based Restricted Share Units payable at the end of the Performance Period if the award vests.

Section 5

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 20, 2006, Occidental Petroleum Corporation amended its By-laws, to provide that in an uncontested election, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election must promptly tender his or her resignation. The By-laws as so amended are filed as Exhibit  3.(ii) to this Form 8-K.

Section 8

Item 8.01  Other Events

On July 20, 2006, Occidental Petroleum Corporation announced:

(a)    a cash dividend in the increased amount of $0.44 per share of common stock on a pre-split basis payable on October 15, 2006 to holders of record as of September 8, 2006,

(b)    a 2-for-1 common stock split to be paid in the form of a stock dividend to be distributed on August 15, 2006 to holders of record as of August 1, 2006, and

(c)    an increase in the number of shares authorized under its share repurchase program to 20 million pre-split shares.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Section 9

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

10.1	Terms and Conditions of Target Performance-Based Restricted Share Unit Award under Occidental Petroleum Corporation 2005 Long-Term Incentive Plan.
3.(ii)	Bylaws of Occidental Petroleum Corporation, as amended through July 20, 2006.
99.1	Press Release dated July 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 21, 2006	/s/ Jim A. Leonard
Jim A. Leonard, Vice President and Controller
(Principal Accounting and Duly Authorized Officer)

EXHIBIT INDEX

10.1	Terms and Conditions of Target Performance-Based Restricted Share Unit Award under Occidental Petroleum Corporation 2005 Long-Term Incentive Plan.
3.(ii)	Bylaws of Occidental Petroleum Corporation, as amended through July 20, 2006.
99.1	Press Release dated July 20, 2006.